                                                                   EXHIBIT 10.40

                              DECODE GENETICS, INC.

                           2002 EQUITY INCENTIVE PLAN

                              ADOPTED JUNE 25, 2002

                  APPROVED BY THE STOCKHOLDERS AUGUST 30, 2002

1. PURPOSES.

            The purpose of the plan is to promote long-term growth and profitability of the Company and its affiliates by providing a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the Stock of the Company through the granting of (i) Incentive Stock Options,
(ii) Nonqualified Stock Options, (iii) Stock Bonuses, and (iv) rights to purchase Restricted Stock, all as defined below.

            The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2. DEFINITIONS.

      (A) "ADMINISTRATOR" means the Board or a Committee or subcommittee to which the Board or a Committee delegates the administration of the Plan as provided in subsection 3(c).

      (B) "AFFILIATE" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

      (C) "BOARD OF DIRECTORS" AND "BOARD" mean the board of directors of the Company.

      (D) "CAUSE" for purposes of the Plan, shall have the same meaning ascribed to it in a person's employment, consulting or other agreement with the Company; or in the absence thereof shall mean: (a) gross or habitual failure to perform the person's assigned duties that is not corrected within fifteen (15) days of written notice to such person thereof; or (b) misconduct, including, but not limited to: (i) conviction of a crime, or entry of a plea of nolo contendere with regard to a crime, involving moral turpitude or dishonesty, (ii) illegal drug use or alcohol abuse on Company premises or at a Company sponsored event,
(iii) conduct by the person which in the good faith and reasonable determination of the Board demonstrates gross unfitness to serve, (iv) participation in a fraud or act of dishonesty against the Company, or (v) intentional, material violation by the person of any contract between the person and the Company or of any statutory duty of the person to the Company.

      (E) "CODE" means the Internal Revenue Code of 1986, as amended.

      (F) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

      (G) "COMPANY" means deCODE genetics, Inc., a Delaware corporation.

      (H) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

      (I) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the person's service with the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Administrator or the chief executive officer of the Company may determine, in that party's sole discretion, whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

      (J) "COVERED EMPLOYEE" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to Stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

      (K) "DIRECTOR" means a member of the Board.

      (L) "DISABILITY" shall have the meaning ascribed to it in a person's employment, consulting or other agreement with the Company; or, in the absence thereof, as defined in Section 22(e)(3) of the Code.

      (M) "EMPLOYEE" means any person, including an Officer or Director, who is employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

      (N) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      (O) "FAIR MARKET VALUE" means, as of any date, the value of the Stock determined as follows:

            (1) If the principal market for the Stock is a national securities exchange or the Nasdaq stock market, its Fair Market Value shall be the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on such principal exchange or market for the last market trading day prior to such date as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

            (2) If the principal market for the Stock is not a national securities exchange or the Nasdaq stock market, its Fair Market Value shall be the average between the high and low asked prices for the Stock as reported on the Nasdaq OTC Bulletin Board or by the National Quotation Bureau, Incorporated or a comparable service for the last market trading day prior to such date; or

            (3) In the absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

      (P) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive Stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

      (Q) "NONQUALIFIED STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

      (R) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (S) "OPTION" means a stock option granted pursuant to the Plan.

      (T) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

      (U) "OPTIONEE" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

      (V) "PLAN" means this 2002 Equity Incentive Plan.

      (W) "RECIPIENT" means a person to whom a Stock Bonus or right to purchase Restricted Stock is granted pursuant to the Plan.

      (X) "RESTRICTED STOCK" means Stock issued in connection with a Restricted Stock Award.

      (Y) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

      (Z) "SECURITIES ACT" means the Securities Act of 1933, as amended.

      (AA) "STOCK" means the common stock, par value $.001 per share, of the Company, subject to adjustments pursuant to Section 11.

      (BB) "STOCK AWARD" means any right granted under the Plan, including any Option, any Stock Bonus, and any right to purchase Restricted Stock.

      (CC) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

      (DD) "STOCK BONUS" means the stock bonus granted under the Plan.

3. ADMINISTRATION.

      (A) The Plan shall be administered by the Board or a Committee or subcommittee constituted as provided in subsection 3(c) hereof.

      (B) The Administrator shall have the power and authority to establish, amend, and revoke rules and regulations for the administration of the Plan. All decisions, determinations and interpretations of the Administrator shall be final and binding. Specifically, the Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonqualified Stock Option, a Stock Bonus, a right to purchase Restricted Stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Stock pursuant to a Stock Award; and the number of shares with respect to which a Stock Award shall be granted to each such person.

            (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective. If the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of Stock Awards in jurisdictions outside the United States, the Administrator will have the authority and discretion to modify those restrictions as the Administrator determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

            (3) To amend the Plan or a Stock Award as provided in Section 12.

            (4) To buy out for a payment in cash or Stock, a Stock Award previously granted, based on such terms and conditions as the Administrator shall establish and the Stock Award recipient shall accept.

            (5) Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

      (C) The Board may delegate the administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the "Committee"). If the administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more members of the Committee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee or a subcommittee at any time and revest in itself the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, if Stock Awards are to be awarded to persons who
(1) are then subject to Section 16 of the Exchange Act and/or (2) are either (i) then Covered Employees and are expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, the Committee or subcommittee granting such Stock Awards shall be comprised, and the Stock Awards shall be granted and all transactions related thereto undertaken, in such a manner as to satisfy the requirements of Rule 16b-3 (or any successor rule) and Section 162(m) of the Code, and the rules thereunder.

4. SHARES SUBJECT TO THE PLAN.

      (A) Subject to the provisions of Section 11 relating to adjustments upon changes in Stock, the Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate Three Million (3,000,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, or if any shares of Stock covered by a Stock Award are not delivered because they are used to satisfy applicable tax withholding requirements or to pay the exercise price of the Stock Award, the Stock not acquired or delivered under such Stock Award shall revert to and again become available for issuance under the Plan.

      (B) The Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. ELIGIBILITY.

      (A) Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted only to Employees, Directors or Consultants.

      (B) (B) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

      (C) Subject to the provisions of Section 11 relating to adjustments upon changes in Stock, no person shall be eligible to be granted Options covering more than one million (1,000,000) shares of the Company's Stock in any calendar year.

6. OPTIONS.

      Each Option shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonqualified Stock Options. The provisions of separate Option Agreements need not be identical, but each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

      (A) TERM. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

      (B) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted. The exercise price of each Nonqualified Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Stock subject to the Option on the date the Option is granted unless the Administrator, in its sole discretion, fixes a different price, which may be more or less than the Fair Market Value of the Stock on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonqualified Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

      (C) CONSIDERATION. The purchase price of Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by check at the time the Option is exercised, or (ii) if determined by the Administrator prior to exercise of the Option, (A) by delivery to the Company (either by actual delivery or by attestation) of shares of Stock of the Company with a Fair Market Value, determined as of the day of the exercise, equal to the purchase price of the Stock, (B) according to a deferred payment arrangement, except that payment of the Stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Stock of the Company with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Administrator. In addition, the Administrator may permit the holder of an Option to pay the purchase price upon exercise of the Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire purchase price and any tax withholding obligations resulting from the exercise.

      In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

      (D) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonqualified Stock Option shall only be transferable by the Optionee upon such terms and conditions as are set forth in the Option Agreement for such Nonqualified Stock Option, as the Administrator shall determine in its discretion, except that each Nonqualified Stock Option may be transferred by the Optionee to the spouse, children (including adoptive relationships), lineal ancestors and lineal descendants of the Optionee (or to a trust or other entity created solely for the benefit of the Optionee and the foregoing persons) or to an organization exempt from taxation pursuant to
Section 501(c)(3) of the Code or to which tax deductible charitable contributions may be made under Section 170 of the Code (excluding such organizations classified as private foundations under applicable regulations and rulings). The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

      (E) VESTING. The total number of shares of Stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions at the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

      (F) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on (A) the earliest of (i), in the case of an Employee or Director, the date three (3) months after the termination of the person's Continuous Status as an Employee or Director or such other date as is specified in the Option Agreement, (ii) in the case of a Consultant, the date of the termination of the person's Continuous Status as a Consultant or such other date as is specified in the Option Agreement, (iii) the date of termination of such person's Continuous Status as an Employee, Director or Consultant if such termination is for Cause or is the result of a voluntary termination by such person prior to a date specified in the Option Agreement, (iv) the date of termination of such person's Continuous Status as an Employee, Director or Consultant if after such termination the person competes with, or provides services for or acquires an ownership interest in any business which competes with, the Company or the person disparages the Company, or (v) the expiration of the term of the Option as set forth in the Option Agreement, or (B) such other date as is determined by the Administrator at any time prior to exercise of the Option. If, at the time of termination of such person's Continuous Status as an Employee, Director or Consultant, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination of such person's Continuous Status as an Employee, Director or Consultant, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

      (G) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

      (H) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, or by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

      (I) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to repurchase by the Company or to any other restriction the Administrator determines to be appropriate.

      (J) RE-LOAD OPTIONS. Without in any way limiting the authority of the Administrator to make or not to make grants of Options hereunder, the Administrator shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% Stockholder (as described in subsection 5(b)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

      Any such Re-Load Option may be an Incentive Stock Option or a Nonqualified Stock Option, as the Administrator may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 13(d) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and the limits on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Administrator may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7. STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

      Each Stock Bonus or Restricted Stock purchase agreement shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate. The terms and conditions of Stock Bonus or Restricted Stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each Stock Bonus or Restricted Stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

      (A) PURCHASE PRICE; CONSIDERATION. The purchase price under each Restricted Stock purchase agreement shall be such amount as the Administrator shall determine and designate in such Stock Award Agreement. The purchase price of Stock acquired pursuant to a Restricted Stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Administrator, according to a deferred payment arrangement, except that payment of the Stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement with the person to whom the Stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion. The Administrator may determine that eligible participants in the Plan may be awarded Stock pursuant to a Stock Bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

      (B) TRANSFERABILITY. Rights under a Stock Bonus or Restricted Stock purchase agreement shall be transferable by the grantee only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, or as the Administrator shall determine in its discretion, so long as Stock awarded under such Stock Award Agreement remains subject to the terms of the agreement.

      (C) VESTING. Shares of Stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Administrator and set forth in the Stock Bonus or Restricted Stock purchase agreement.

      (D) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Recipient's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Stock held by that person which have not vested as of the date of termination under the terms of the Stock Bonus or Restricted Stock purchase agreement between the Company and such person.

8. CANCELLATION AND RE-GRANT OF OPTIONS.

      (A) The Administrator shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Stock, but having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a 10% Stockholder (as described in subsection 5(b)) receiving a new grant of any Incentive Stock Option, not less than one hundred ten percent (110%) of the Fair Market Value per share of Stock on the new grant date. Notwithstanding the foregoing, the Administrator may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code applies.

      (B) Shares subject to an Option canceled under this Section 8 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option under this Section 8, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 8(b) shall be applicable only to the extent required by Section 162(m) of the Code.

9. COVENANTS OF THE COMPANY.

      (A) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Stock required to satisfy such Stock Awards.

      (B) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act, either the Plan, any Stock Award or any Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Stock upon exercise of such Stock Awards unless and until such authority is obtained.

10. USE OF PROCEEDS FROM STOCK.

      Proceeds from the sale of Stock pursuant to Stock Awards shall constitute general funds of the Company.

11. ADJUSTMENTS UPON CHANGES IN STOCK.

      (A) If any change is made in the Stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, reincorporation, Stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Administrator may appropriately adjust the (i) Plan with respect to the type(s) and maximum number of securities subject to award to any person during any calendar year pursuant to subsection 5(c), and (ii) the outstanding Stock Awards with respect to the type(s) and number of securities and price per share of Stock subject to such outstanding Stock Awards, in each case so as to preserve the benefits or potential benefits of Stock Awards. The Administrator's determinations regarding such adjustments shall be final, binding and conclusive. The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".

      (B) In the event of a dissolution, liquidation or sale of all or substantially all of the assets of the Company, (A) with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated prior to such event and the Stock Awards terminated if not exercised (if applicable) after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised (if applicable) prior to such event.

      (C) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation; or (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; then: (i) any surviving or acquiring corporation or other entity shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the Stockholders in the transaction described in this subsection 11(c)) for those outstanding under the Plan, or (ii) in the event any surviving or acquiring corporation or other entity refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, (A) with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated prior to such event and the Stock Awards terminated if not exercised (if applicable) after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised (if applicable) prior to such event.

12. AMENDMENT OF THE PLAN AND STOCK AWARDS.

      (A) The Administrator at any time, and from time to time, may amend the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Stock, no amendment shall be effective unless approved by the Stockholders of the Company within twelve (12) months before or after the adoption of the amendment if the amendment will:

            (I) Increase the number of shares reserved for Stock Awards under the Plan;

            (II) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires Stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

            (III) Modify the Plan in any other way if such modification requires Stockholder approval in order for the Plan to satisfy the requirements of
Section 422 of the Code or to comply with the requirements of Rule 16b-3.

      (B) The Company may in its sole discretion submit any other amendment to the Plan for Stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

      (C) It is expressly contemplated that the Administrator may amend the Plan in any respect the Administrator deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

      (D) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

      (E) The Administrator at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

13. MISCELLANEOUS.

      (A) The Administrator shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e) or 7(d), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

      (B) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for the exercise of the Stock Award pursuant to its terms.

      (C) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, the right of the Company's Board of Directors and/or the Company's Stockholders to remove any Director as provided in the Company's By-Laws and the provisions of the Delaware General Corporation Law, or the right to terminate the relationship of any Consultant subject to the terms of such Consultant's agreement with the Company or Affiliate.

      (D) To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

      (E) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d) or 7(b), as a condition of exercising or acquiring Stock under any Stock Award,
(1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the Stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on Stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Stock.

      (F) All distributions of Stock under the Plan are subject to withholding of all applicable taxes and the Administrator may condition delivery of Stock or any other benefits under the Plan on satisfaction of applicable withholding obligations. If the holder of an Incentive Stock Option makes a disposition of shares acquired upon the exercise of the Incentive Stock Option within either two years after the Option was granted or one year after its exercise, such holder shall promptly notify the Company and the Company shall have the right to require the holder to pay to the Company an amount sufficient to satisfy tax withholding requirements. To the extent provided by the terms of a Stock Award Agreement or permitted by the Administrator, the person to whom a Stock Award is granted may satisfy any tax withholding obligation relating to the exercise or acquisition of Stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Stock otherwise issuable to the participant as result of the exercise or acquisition of Stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the Stock of the Company.

      (G) With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 and shall be construed to the fullest extent possible in a manner consistent with this intent). To the extent that any Stock Award fails to so comply, it shall be deemed to be modified to the extent permitted by law and to the extent deemed advisable by the Administrator in order to comply.

14. TERMINATION OR SUSPENSION OF THE PLAN.

      (A) The Administrator may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

      (B) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

15. EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Administrator, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the Stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board.